SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)
187 Mill Lane Mountainside, New Jersey (Address of Principal Executive Offices)	07052 (Zip Code)
973-544-6116 (Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

Proteonomix, Inc. (the "Company") issued a press release, dated February 1, 2010 entitled-"Ian McNiece, PhD, Vice President, Scientific Development, of Proteonomix, Inc. (PROT) Has Been Appointed to the Board of Directors of The Foundation for the Accreditation of Cellular Therapy (FACT)"

The press release is in its entirety below:

Ian McNiece, PhD, Vice President, Scientific Development, of Proteonomix, Inc. (PROT) Has Been Appointed to the Board of Directors of The Foundation for the Accreditation of Cellular Therapy (FACT)

MOUNTAINSIDE, NJ--(February 1, 2010) - Proteonomix, Inc. (PINKSHEETS: PROT) announces that Ian McNiece, PhD, its Vice-President of Scientific Development, has been appointed to the Board of Directors of The Foundation for the Accreditation of Cellular Therapy (FACT).

Founded in 1996, FACT establishes standards for high quality medical and laboratory practice in cellular therapies. It is a non-profit corporation co-founded by the International Society for Cellular Therapy (ISCT) and the American Society of Blood and Marrow Transplantation (ASBMT) for the purposes of voluntary inspection and accreditation in cellular therapy field. The major objective of FACT is to promote high quality patient care and laboratory performance in the belief that a valid accreditation must assess both clinical and laboratory aspects.

In 2000, recognizing the global impact of cord blood banking and transplantation, FACT, with a partner, developed international standards for cord blood collection, processing, testing, banking, selection and release. In 2006, FACT collaborated to develop international standards in the field of cellular therapy. These standards were developed by international teams of experts in cellular therapy and cord blood banking fields. The standards contain the minimum guidelines for facilities and individuals performing cellular therapy product transplantation, cord blood banking, or providing support services for such activities. On-site inspections are carried out by a team of inspectors who are qualified by training and experience, have attended inspector training and who have a working knowledge of FACT. The inspection process is quality-oriented and follows the FDA's rules for current Good Tissue Practice.

Michael Cohen, President, Proteonomix, stated, "We are honored that our colleague Ian McNiece has been appointed to the board of directors of this important organization. FACT certified umbilical cord blood collection laboratories are highly regarded by hospitals that use the material for transplant as therapy for multiple diseases."

Please visit www.proteonomix.com, www.proteoderm.com, www.pinksheets.com and www.sec.gov.

Certain statements contained herein are "forward-looking" statements (Securities Litigation Reform Act of 1995). Statements made in this press release constitute forward-looking statements and makes no guarantees of future performance and actual results or developments may differ materially from projections in forward-looking statements. Forward-looking statements are based on estimates and opinions of management at time the statements are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated: February 2, 2010

By:

/s/Michael Cohen

Name:   Michael Cohen

President